Financial Risk Management (Details 4) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017 [1]	Dec. 31, 2016
Impairment losses
- movement in provision for impairment	$ (12,748)	$ (7,672)	$ (1,976)
Reversal of previous impairment losses	3,190	268	$ 2,248
Net impairment losses on financial assets	$ (9,558)	$ (7,404)

[1]	In the prior year, the impairment of trade receivables was assessed based on the incurred loss model. Individual receivables which were known to be uncollectible were written off by reducing the carrying amount directly. The other receivables were assessed collectively, to determine whether there was objective evidence that an impairment had been incurred but not yet been identified. For these receivables, the estimated impairment losses were recognized in a separate provision for impairment.